SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D. C. 20549

                             FORM 8-K

                          CURRENT REPORT
               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934

                   Date of report: July 8, 2005
                  (Date of earliest event report)

                        eCom eCom.com, Inc.
     -------------------------------------------------------
     (Exact name of Registrant as specified in its charter)

        Florida                            65-0538051
 --------------------------------     -------------------
 (State or other jurisdiction            (IRS Employer
  of incorporation)                   Identification No.)

                             000-23617
                       ---------------------
                       (Commission File No.)

              100 Village Square Crossing Suite 202
                    Palm Beach Gardens, FL 33410
                           561-207-6395
 --------------------------------------------------------------
 (Address and Telephone Number of Principal Executive Offices)


 -------------------------------------------------------------
 (Former name or former address, if changed since last report)

                      Barney A. Richmond
             100 Village Square Crossing Suite 202
                   Palm Beach Gardens, FL 33410
                          561-207-6395
   -----------------------------------------------------------
   (Name, Address and Telephone Number of Agent for Service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4(c))


INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01           Other Events.

A Form 10SBG12 has been filed for the spinoff companies of eComeCom.net, Inc. listed below. The CIK, File, and Accession numbers for each spinoff company are as follows:

Name of               SEC/EDGAR       FILE       EDGAR
Spin-off Company      CIK No.         No.        ACCESSION No.
------------------------------------------------------------------------
MyZipSoft, Inc.       CIK 0001290785  000-50783  0001290785-05-000002
eSecureSoft, Company  CIK 0001321511  000-51422  0001321511-05-000003
USAS Digital, Inc.    CIK 0001321508  000-51424  0001321508-05-000002
Pro Card Corporation  CIK 0001321500  000-51415  0001321511-05-000002
AAB National Company  CIK 0001321506  000-51416  0001321506-05-000001
A Classified Ad, Inc. CIK 0001321499  000-51417  0001321499-05-000001
A Super Deal.com, Inc.CIK 0001321507  000-51419  0001321507-05-000001
Swap & Shop.Net Corp. CIK 0001321510  000-51421  0001321510-05-000001

The EDGAR confirmations are attached herewith as Exhibits 99.1 through 99.8.

All shareholders of eComeCom.com, Inc., are asked to update their contact information in order to ensure timely dissemination of significant forthcoming shareholder communications including eCom's plan of reorganization in re: eComeCom.com, Inc. Case No. 04-35435-BKC-SHF. Shareholders participating in the spinoff share distributions are especially encouraged to update contact information in order to receive communications regarding forthcoming opportunities relating to the spinoffs of eComeCom.com, Inc. Please update contact information via the eComeCom.com, Inc. website, http://www.ecomecom.net, or send updates to:

                      Email: jb@ecomecom.net
                             Jb@americancapitalholdings.com
                      US Mail:
                      eComeCom.com, Inc.
                      Attn: Shareholder Relations
                      100 Village Square Crossing, Suite 202
                      Palm Beach Gardens, FL 33410

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

eCom eCom.com, Inc.
(Registrant)

Date: July 8, 2005

  /s/ Richard Turner
Richard Turner
Chief Financial Officer

Investor Relations:
561-743-0377
jb@americancapitalholdings.com

Exhibit Index

Exhibit 99.1  Edgar Confirmation for MyZipSoft (f/k/a/ Freedom 4 Wireless)

Exhibit 99.2  Edgar Confirmation for eSecureSoft Company

Exhibit 99.3  Edgar Confirmation for USAS Digital, Inc.

Exhibit 99.4  Edgar Confirmation for Pro Card Corporation

Exhibit 99.5  Edgar Confirmation for AAB National Company

Exhibit 99.6  Edgar Confirmation for A Classified Ad, Inc.

Exhibit 99.7  Edgar Confirmation for A Super Deal.com, Inc.

Exhibit 99.8  Edgar Confirmation for Swap and Shop.net Corp.